                                                                    Exhibit 3.10

                        BYLAWS OF TUESDAY MORNING INC.


                                   Contents

ARTICLE 1:     Offices
               -------
               1.01   Registered Office & Agent.
               1.02   Other Offices.


ARTICLE II:    Capital Stock
               -------------
               2.01   Amount of Capital Stock.
               2.02   Stock Certifications.
               2.03   Stock Transfers.

ARTICLE III:   Shareholders
               ------------
               3.01   Place of Meetings.
               3.02   Annual Meeting.
               3.03   Voting List.
               3.04   Special Meetings.
               3.05   Notice.
               3.06   Quorum.
               3.07   Majority Vote; Withdrawal of Quorum.
               3.08   Method of Voting.
               3.09   Record Date; Closing Transfer Books.
               3.10   Action Without Meeting.

ARTICLE IV:    Directors
               ---------
               4.01   Management.
               4.02   Number; Qualification; Election; Term.
               4.03   Change in Number.
               4.04   Removal.
               4.05   Vacancies.
               4.06   Election of Directors.
               4.07   Place of Meetings.
               4.08   First Meetings.
               4.09   Regular Meetings.
               4.10   Special Meetings.
               4.11   Quorum; Majority Vote.
               4.12   Compensation.
               4.13   Procedure.
               4.14   Interested Directors, Officers and Shareholders.

ARTICLE V:     Executive Committee
               -------------------
               5.01   Designation.
               5.02   Authority.

                                 EXHIBIT "C"

                    5.03  Procedure.
                    5.04  Removal.
                    5.05  Responsibility.

ARTICLE VI:         Notice
                    ------
                    6.01  Method.
                    6.02  Waiver.

ARTICLE VII:        Officers and Agents
                    -------------------
                    7.01  Number; Qualification; Election; Term.
                    7.02  Removal.
                    7.03  Vacancies.
                    7.04  Authority.
                    7.05  Compensation.
                    7.06  President.
                    7.07  Vice President.
                    7.08  Secretary.
                    7.09  Assistant Secretary.
                    7.10  Treasurer.
                    7.11  Assistant Treasurer.

ARTICLE VIII:       Certificates and Shareholders
                    -----------------------------
                    8.01  Certificates.
                    8.02  Replacement of Lost or Destroyed Certificates.
                    8.03  Transfer of Shares.
                    8.04  Registered Shareholders.
                    8.05  Pre-Emptive Rights.

ARTICLE IX:         General Provisions
                    ------------------
                    9.01  Dividends and Reserves.
                    9.02  Books and Records.
                    9.03  Annual Statement.
                    9.04  Checks and Notes.
                    9.05  Fiscal Year.
                    9.06  Seal.
                    9.07  Indemnification.
                    9.08  Resignation.
                    9.09  Amendment of Bylaws.
                    9.10  Construction.
                    9.11  Table of Contents; Headings.

                                    BY-LAWS

                              ARTICLE I: OFFICES
                              ------------------

     1.01 Registered Office & Agent.  The registered office of the corporation
          -------------------------
shall be at 4117 Lindbergh Drive, Addison, Texas 75001. The name of the
            ------------------------------------------
registered agent at such address is Lloyd Louis Ross.
                                    ----------------

     1.02 Other Offices.  The corporation may also have offices at such other
          -------------
places both within and without the State of Texas as the board of directors may from time to time determine or the business of the corporation may require.

                              ARTICLE II: CAPITAL
                              -------------------

     2.01 Amount of Capital Stock.  The amount of the capital stock shall be
          -----------------------
Forty Thousand Dollars ($40,000.00), which shall be divided into 4,000,000
-----------------------------------                              ---------
shares, of the value of One Cent ($0.01) each.
                        ----------------

     2.02 Stock Certifications.  All certifications of stock shall be signed
          --------------------
pursuant to the procedures detailed in Article 8.01 hereinafter.

     2.03 Stock Transfers.  Transfers of stock shall be made only on the books
          ---------------
of the corporation; and the old certificate, properly endorsed, shall be surrendered and cancelled before a new certificate is issued.

                           ARTICLE III: SHAREHOLDERS
                           -------------------------

     3.01 Place of Meetings.  All meetings of the shareholders for the election
          -----------------
of directors shall be held at such time and place, within or without the State of Texas, as shall be stated in the notice of the meeting or in a fully executed waiver of notice thereof.

     3.02 Annual Meeting.  An annual meeting of the shareholders, commencing
          --------------
with the year 1976, shall be held each year at 7:00 p.m. on a day during the
              ----                             ---------
month of June to be selected by the board of directors. If such a day is a legal
         ----
holiday, then the meeting shall be on the next secular day following. At the meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

     3.03   Voting List. At least ten days before each meeting of shareholders,
            -----------
a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each are the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. The list for a period of ten days prior to the meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any shareholder during the whole time of the meeting.

     3.04   Special Meetings. Special meetings of the shareholders, for any
            ----------------
purpose or purposes, unless otherwise prescribed by statue or by the articles of incorporation, or by these bylaws, may be called by the president, board of directors, or the holders of not less than one-tenth of all shares entitled to vote at the meetings. Business transacted at a special meeting shall be confined to the objects stated in the notice of the meeting.

     3.05   Notice.  Written or printed notice stating the place, day and hour
            ------
of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     3.06   Quorum. The holders of a majority of the shares issued and
            ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders, for the transaction of business except as otherwise provided by statute, by the articles of incorporation or by these bylaws. If a quorum is not present or represented at a meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     3.07   Majority Vote: Withdrawal of Quorum. When a quorum is present at any
            -----------------------------------
meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statues or of the articles of incorporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     3.08   Method of Voting. Each outstanding share, regardless of class, shall
            ----------------
be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation. At any meeting of the shareholders, every shareholder having the right to vote either in person, or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Each proxy shall be filed with the secretary of the corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Section 4.06 of these bylaws, but in no event shall any shareholder be entitled to cumulate his votes for the election of directors. Any vote may be taken viva voice or by show of hands unless someone entitled to vote objects, in which case, written ballots shall be used.

     3.09   Record Date: Closing Transfer Books. The board of directors may fix
            -----------------------------------
in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders, the record date to be not less than ten nor more than fifty days prior to the meeting; or the board of directors may close the stock transfer books for such purpose for a period of not less than ten nor more than fifty days prior to such meeting. In the absence of any action by the board of directors, the date upon which the notice of the meeting is mailed shall be the record date.

     3.10   Action Without Meeting. Any action required by statute to be taken
            ----------------------
at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a unanimous vote of the shareholders. Any such signed consent, or a signed copy thereof, shall be placed in the minute book of the corporation.

                             ARTICLE IV: DIRECTORS
                             ---------------------

     4.01 Management. The business and affairs of the corporation shall be
          ----------
managed by the Board of Directors who may exercise all such powers of the corporation and do all such lawful acts and things as are not (by statute or by the articles of incorporation or by these bylaws) directed or required to be exercised or done by the shareholders.

     4.02 Number; Qualification; Election; Term. The board of directors shall
          -------------------------------------
consist of not less than One (1) nor more than eleven (11) directors none of
                         -------               -----------
whom need be shareholders or residents of the State of Texas. The directors shall be elected at the annual meeting of the shareholders, except as provided in Bylaws 4.03 and 4.05. Each director elected shall hold office until his successor shall be elected and shall qualify.

     4.03 Change in Number. The number of directors may be increased or
          ----------------
decreased from time to time by amendment to these bylaws but no decrease shall
                              -------------------------
have the effect of shortening the term of any incumbent director. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

     4.04 Removal. Any director may be removed either for or without cause at
          -------
any special or annual meeting of shareholders, by the affirmative vote of a majority in number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

     4.05 Vacancies. Any vacancy occurring in the board of directors (by death,
          ---------
resignation, removal, or otherwise) may be filled by an affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

     4.06 Election of Directors. At each election for directors, each
          ----------------------
shareholder shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

     4.07 Place of Meetings.  Meetings of the board of directors, regular or
          -----------------
special, may be held either within or without the State of Texas.

     4.08 First Meetings.  The first meeting of each newly elected board shall
          --------------
be held without further notice immediately following the annual meeting of shareholders, and at the same place, unless (by unanimous consent of the directors then elected and serving) such time or place shall be changed.

     4.09 Regular Meetings.  Regular meetings of the board of directors may be
          ----------------
held without notice at such time and place as shall from time to time be held without notice at such time and place as shall from time to time be determined by the board.

     4.10 Special Meetings. Special meetings of the board of directors may be
          ----------------
called by the president on the three days' notice to each director, either personally or by mail or by telegram. Special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors. Except as otherwise expressly provided by statute, or by the articles of incorporation, or by these bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

     4.11 Quorum: Majority Vote.  At all meetings of the board of directors a
          ---------------------
majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically provided by statute or by the articles of incorporation or by these bylaws. If a quorum is not present at a meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     4.12 Compensation.  By resolution of the board of directors, the directors
          ------------
may be paid their expenses, if any, of attendance at each meeting of the board of directors, and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of special or standing committees may, by resolution of the board of directors, be allowed like compensation for attending committee meetings.

     4.13 Procedure.  The board of directors shall keep regular minutes of its
          ---------
proceedings. The minutes shall be placed in the minute book of the corporation.

     4.14 Interested Directors, Officers and Shareholders.
          -----------------------------------------------

          (a)  Validity.  Any contract or other transaction between the
               --------
corporation and any of its directors, officers or shareholders (or any corporation or firm which any of them are directly or indirectly interested shall be valid for all purposes notwithstanding the presence of such director officer or shareholder at the meeting authorizing such contract or transaction, or is participation in such meeting or authorization.

          (b)  Disclosure, Approval.  The foregoing shall, however apply only if
               --------------------
the interest of each such director, officer or shareholder is known or disclosed.

               (1) To the Board of Directors and it nevertheless authorizes or ratifies the contract or transaction by a majority of the directors present each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

               (2) To the shareholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes.

          (c)  Non-Exclusive.  This provision shall not be construed to
               -------------
invalidate any contract or transaction which would be valid in the absence of this provision.

                        ARTICLE V:  EXECUTIVE COMMITTEE
                        -------------------------------

     5.01 Designation.  The board of directors may, be resolution, adopted by a
          -----------
majority of the whole board, designate an executive committee, to consist of two or more of the directors of the corporation, one of whom shall be the president of the corporation.

     5.02 Authority.  The executive committee, to the extent provided in such
          ---------
resolution, shall have and may exercise all of the authority of the board of directors in the management of the business and affairs of the corporation, except where action of the full board of directors is required by statute or by articles of incorporation, and shall have power to authorize the seal of the corporation to be affixed to all papers which may require it.

     5.03 Procedure.  The executive committee shall keep regular minutes of its
          ---------
proceedings and report the same to the board of directors when required. The minutes of the proceedings of the executive committee shall be placed in the minute book of the corporation.

     5.04 Removal.  Any member of the executive committee may be removed by the
          -------
board of directors by the affirmative vote of a majority of the whole board, whenever in its judgement the best interests of the corporation will be served thereby.

     5.05 Responsibility.  The designation of an executive committee and the
          --------------
delegation of authority to it shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed upon it or him by law.

                              ARTICLE VI:  NOTICE
                              -------------------

     6.01 Method.  Whenever by statute or the articles of incorporation or these
          ------
bylaws, notice is required to be given to director or shareholder and no provision is made as to how the notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given (a) in writing, by mail, postage prepaid, addressed to the director or shareholder at the address appearing on the books of the corporation, or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed given at the time when the same is thus deposited in the United States mails.

     6.02 Waiver.  Whenever, by statute or the articles of incorporation, or
          ------
these bylaws, notice is required to be given to shareholder or director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                       ARTICLE VII:  OFFICERS AND AGENTS
                       ---------------------------------

     7.01 Number; Qualification; Election: Term:
          -------------------------------------

          (a)  The corporation shall have:

               (1) A president, a vice-president, a secretary and a treasurer, and

               (2) Such other officers (including a chairman of the board and additional vice-presidents) and assistant officers and agents as the board of directors may think necessary.

          (b) No officer or agent need be a shareholder, a director or a resident of Texas.

          (c) Officers named in Sec. 7.01 (a)(1) shall be elected by the board of directors on the expiration of an officer's term or whenever a vacancy exists. Officers and agents named in Sec. 7.01(a)(2) may be elected by the board at any meeting.

          (d) Unless otherwise specified by the board at the time of election or appointment, or in an employment contract approved by the board, each officer's and agent's term shall end at the first meeting of directors after the next annual meeting of shareholders. He shall serve until the end of his term or, if earlier, his death, resignation, or removal.

          (e) Any two or more offices may be held by the same person, except that the President and the Secretary shall not be the same person.

     7.02 Removal.  Any officer or agent elected or appointed by the board of
          -------
directors may be removed by the board of directors whenever in its judgment the best interests of the corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     7.03 Vacancies.  Any vacancy occurring in any office of the corporation (by
          ---------
death, resignation, removal or otherwise) may be filled by the board of directors.

     7.04 Authority.  Officers and agents shall have such authority and perform
          ---------
such duties in the management of the corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

     7.05 Compensation.  The compensation of officers and agents shall be fixed
          ------------
from time to time by the board of directors.

     7.06 President.  The president shall be the chief executive officer of the
          ---------
corporation; he shall preside at all meetings of the shareholders and the board of directors, shall have general and active management of the business and affairs of the corporation, shall see that all orders and resolutions of the board are carried into effect. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe.

     7.07 Vice President. The vice presidents in the order of that seniority,
          --------------
unless otherwise determined ny the board of directors shall in the absence or disability of the president, perform the duties and have the authority and exercise the powers of the president. They shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

     7.08 Secretary.
          ---------

          (a) The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the executive committee when required.

          (b) He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors.

          (c) He shall keep in safe custody the seal of the corporation and when authorized by the board of directors or the executive committee, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

          (d) He shall be under the supervision of the president. He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

     7.09 Assistant Secretary. The assistant secretaries in the order of their
          -------------------
seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and have the authority and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

     7.10 Treasurer.
          ---------

          (a) The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

          (b) He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such dis-bursements, and shall render to the president and directors at the regular meetings of the board, or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the corporation.

          (c) If required by the board of directors, he shall give the corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          (d) He shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.

     7.11 Assistant Treasurer.  The assistant treasurers in the order of their
          -------------------
seniority, unless otherwise determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and have the authority and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the president may from time to time delegate.

          ARTICLE VIII:  CERTIFICATES AND SHAREHOLDERS
          --------------------------------------------

     8.01 Certificates.  Certificates in the form determined by the board of
          ------------
directors shall be delivered representing all shares to which shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, the par value of shares or a statement that such shares are without par value, and such other matters as may be required by law. They shall be signed by the president or a vice president and such other officer or officers as the board of directors shall designate, and may be sealed with the seal of the corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar (either of which is other than the corporation or an employee of the corporation), the signature of any such officer may be facsimile.

     8.02 Replacement of Lost or Destroyed Certificates.  The board of directors
          ---------------------------------------------
may direct a new certificate or certificates to be issued in place of any certificate previously issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction. In so doing the board of directors may, in its discretion and as a condition precedent to the issuance (a) require the owner of the lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and or is to give the corporation a bond (with a surety or sureties satisfactory to the corporation) in such sum as it may direct, as indemnity against any claim or expense resulting from any claim, that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

     8.03 Transfer of Shares.  Shares of stock shall be transferable only on the
          ------------------
books of the corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender, to the corporation or its transfer agent, of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer the corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     8.04 Registered Shareholders.  The corporation shall be entitled to treat
          -----------------------
the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person, whether or not it has express or other notice thereof, except as otherwise provided by law.

     8.05 Pre-Emptive Rights.  No shareholder or other person shall have any
          ------------------
pre-emptive right whatsoever.

          ARTICLE IX:  GENERAL PROVISIONS
          -------------------------------

     9.01 Dividends and Reserves.
          ----------------------

          (a)  Declaration and Payment.  Subject to statute and the articles of
               -----------------------
incorporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, property, or in shares of the corporation. The declaration and payment shall be at the discretion of the board of directors.

          (b)  Record Date.  The board of directors may fix in advance a record
               -----------
date for the purpose of determining shareholders entitled to receive payment of any dividend, the record date to be not more than fifty days prior to the payment date of such dividend, or the board of directors may close the stock transfer books for such purpose for a period of not more than fifty days prior to the payment date of such dividend. In the absence of any action by the board of directors, the date upon which the board of directors adopts the resolution declaring the dividend shall be the record date.

            (c)  Reserves. By resolution the board of directors may create such
                 --------
reserve or reserves out of the earned surplus of the corporation as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the corporation, or for any other purpose they think beneficial to the corporation. The directors may modify or abolish any such reserve in the manner in which it was created.

     9.02   Books and Records. The corporation shall keep correct and complete
            -----------------
books and records of account and shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

     9.03   Annual Statement. The board of directors shall present at each
            ----------------
annual meeting of the shareholders a full and clear statement of the business and condition of the corporation, including a reasonably detailed balance sheet, income statement, and surplus statement.

     9.04   Checks and Notes. All checks or demands for money and notes of the
            ----------------
corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     9.05   Fiscal Year. The fiscal year of the corporation shall be fixed by
            -----------
resolution of the board of directors.

     9.06   Seal. The corporation seal (of which there may be one or more
            ----
exemplars) shall contain the following:


                        "Tuesday Morning, Inc., Texas"


     9.07   Indemnification.
            ---------------

            (a)  Persons. The corporation shall indemnify, to the extent
                 -------
provided in paragraph (b), these persons:

                 (1) Any director, officer, agent or employee of the corporation.

               (2) Any former director, officer, agent or employee of the corporation, and

               (3) Any person who may have served at the corporation's request as director, officer, agent or employee of another corporation in which the corporation owns or has owned stock, or of which it is or has been a creditor.

          (b)  Extent.  The indemnification shall be against expenses actually
               ------
and necessarily incurred by such person, and any amount paid on satisfaction of judgments in connection with any action, suit or proceeding (whether civil or criminal) in which he is made a party by reason of being or having been such a director, officer, agent or employee (whether or not such at the time the costs or expenses are incurred by or imposed on him) except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for gross negligence or willful miscount in the performance of duty.

          (c)  Reimbursement.  The corporation may also reimburse to any such
               -------------
person the reasonable costs of settlement of any such action, suit or proceeding, if it is found by a majority of the committee of the directors not involved in the matter (whether or not a quorum) that (1) it was to the interest of the corporation to make such settlement and (2) such person was not guilty of gross negligence or willful misconduct.

          (d)  Non-Exclusive.  These rights of indemnification and reimbursement
               -------------
shall not be exclusive of any other rights to which such person may be entitled by law, bylaw, agreement, shareholders' vote or otherwise.

    9.08  Resignation.  Any director, officer, or agent may resign by giving
          -----------
written notice to the president or the secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    9.09  Amendment of Bylaws.  The bylaws may be altered, amended, or repealed
          -------------------
at any meeting of the directors at which a quorum of the directors is present and without having to submit said notice of amendment or the amended bylaws for shareholder approval.

    9.10  Construction. Whenever the context so requires, the masculine shall
          ------------
include the feminine and neuter, and the singular shall include the plural and conversely. If any portion of these bylaws shall be invalid and inoperative, then, so far as is reasonable and possible:

          (a) The remainder of these bylaws shall be considered valid and operative, and

          (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

          (c) A valid or operative provision shall be substituted as similar in terms to such invalid or inoperative portion as may be legal, valid and operative.

    9.11  Table of Contents: Headings. The table of contents and headings used
          ---------------------------
in these bylaws have been inserted for convenience only and do not constitute matter to be construed in interpretation.

                      CERTIFICATE OF ADOPTION OF BYLAWS
                      ---------------------------------

I, the undersigned, do hereby certify:

(1) That I am the duly elected and acting Secretary of Tuesday Morning, Inc., a Texas corporation and,

(2) That the foregoing Bylaws, comprising sixteen (16) pages, constitute the Bylaws of said corporation as duly enacted at the meeting of the Board of Directors thereof duly held on the 5th day of November, A.D., 1975.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 5th day of November, A.D, 1975

                                                  /s/ F. Donald Robb
                                                  ------------------------------
                                                     F. Donald Robb, Secretary